© 2015 Columbus McKinnon Corporation. All Rights Reserved. Confidential and Proprietary.NASDAQ: CMCO Investor Presentation January 2017 Timothy T. Tevens President & Chief Executive Officer Gregory P. Rustowicz Vice President – Finance & Chief Financial Officer

2 © 2017 Columbus McKinnon Corporation This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements concerning future revenue and earnings, involve known and unknown risks, uncertainties and other factors that could cause the actual results of the Company to differ materially from the results expressed or implied by such statements, including the ability to complete the STAHL acquisition or delays in its completion, increased exposure to markets and geographies in which STAHL is more concentrated than the Company’s existing business, such as the oil and gas industry and Europe, risks related to integration, such as disruptions in customer or vendor relationships or lost business, risks related to employee relations or risks related to diligence, such as contingent liabilities of STAHL that are unknown to the Company or turn out to be greater than the Company expects, risks related to doing business outside the United States, including varying legal protections, rights and obligations, and risks related to global legal compliance, risks related to increased debt expected to be incurred to partially finance the STAHL acquisition, including the Company’s ability to service and repay such debt and the possibility that debt service could reduce the Company’s ability to take advantage of opportunities that would benefit the Company’s business, risks related to the Company’s ability to achieve synergies in the time frame and magnitudes that the Company expects, the lack of audited financial statements relating to STAHL or pro forma financial information prepared in accordance with SEC rules, and the possibility that the audit process could result in financial information that investors consider adverse, which could affect the trading price of the Company’s common stock, general economic and business conditions, conditions affecting the industries served by the Company and its subsidiaries, conditions affecting the Company's customers and suppliers, competitor responses to the Company's products and services, the overall market acceptance of such products and services, the effect of operating leverage, the pace of bookings relative to shipments, the ability to expand into new markets and geographic regions, the success in acquiring additional new business and other factors disclosed in the Company's periodic reports filed with the Securities and Exchange Commission. The Company assumes no obligation to update the forward-looking information contained in this presentation. Safe Harbor Statement

3 © 2017 Columbus McKinnon Corporation Columbus McKinnon Corporation SECURELIFT Safely and Productively Market Capitalization $544.7 million Annual Dividend $0.16 Recent Price $26.92 Dividend Yield 0.6% 52 Week High-Low $28.12 - $12.62 Institutional Ownership 91.3% Shares Outstanding 20.2 million Insider Ownership 5.6% Average Daily Volume (3 mos.) 77.8 thousand Employee Count (approx.) 2,896 Book Value per Share $14.76 Fiscal Year End March 31 Market data as of 1/6/17 (Source: Bloomberg); shares outstanding as of 10/26/16; institutional ownership as of 9/30/16; book value per share and employee count as of 9/30/16; insider ownership as of most recent filing Founded: 1875 IPO: 1996 NASDAQ: CMCO

4 © 2017 Columbus McKinnon Corporation Strong Balance Sheet and Financial Flexibility to Execute Plans  1/3 of sales in developing markets and 2/3 in developed markets  Organic growth (trend line): - U.S. & Western Europe at GDP+ - Emerging Markets at double digits  Acquisitions: $200 - $300 million  Continued introduction of new products: 20% of sales $1B in Revenue  Operating margin: 12% - 14%  Working capital/sales: 17%  Inventory turns: 6x  DSO: < 50 days Profitable & Efficient Long-Term Objectives

5 © 2017 Columbus McKinnon Corporation Customer Intimacy Model Operational excellence Customer Intimacy Strong, highly recognized & respected brands Superior Customer experience Broad product offering

6 © 2017 Columbus McKinnon Corporation Superior Customer Satisfaction Acquisitions Geographic Market Expansion Global Product Development and Key Vertical Markets Operational Excellence Grow Profitably Strategic Initiatives

7 © 2017 Columbus McKinnon Corporation Acquisitive Add $200 to $300 million in revenue New technologies/expand product portfolio Geographic markets Key vertical markets

8 © 2017 Columbus McKinnon Corporation Recent Acquisition (Expected to close on, or about, January 31, 2017)

9 © 2017 Columbus McKinnon Corporation Ideal Strategic Combination Strong Value Proposition  Ideal complement to Columbus McKinnon’s global presence  Strong wire rope and electric chain hoist position in EMEA complements Columbus McKinnon manual hoist leadership  Explosion-protected products (ATEX Certified) extend capabilities and capacities  Excellent cultural alignment • Similar go-to-market strategy • Emphasis on high quality products and solutions  Strong engineering capabilities for custom hoists and cranes Creates second largest global hoist Company and a leader in premium quality lifting products and solutions to meet customer needs Another Major Step Towards $1 Billion Revenue Goal

10 © 2017 Columbus McKinnon Corporation Strong Financial Performance  Consistent best-in-class profitability  September 30, 2016 TTM financial results:  Revenue: ~$164 million (€155 million)  EBITDA: ~$31 million (€29 million)  EBITDA Margin: ~19%  Strong cash conversion rate  All manufacturing in Germany 73% 14% 11% 2% Hoists Spares Crane Other Revenue by Product Explosion-protected chain hoist

11 © 2017 Columbus McKinnon Corporation EMEA, 71% Americas, 16% APAC, 13% Established Global Presence  Superior product quality  Premium brand; strong reputation  Long-standing customer relationships  Large installed base; strong spare parts business  Explosion-protected hoist leader Revenue by Geography EPC, 57% Crane Builders & Distributors, 43% Revenue by Market Channel Automotive 17% General Manufacturing 17% Steel & concrete 15% Power generation 15% Chemicals & Pharma 12% Oil & gas 24% Revenue by Industry

12 © 2017 Columbus McKinnon Corporation Synergy-Driven Value Creation Costs  Sourcing & logistics  Sales office consolidation  Product rationalization  Lean processes Revenue  Leverage global sales force  Expand product offering  Smart technology Intercompany Opportunities  Low cost country opportunities  Magnetek drives  Chain and forgings  Jib cranes and light rail Cost Synergies:  $5 million year one  $11 million year two

13 © 2017 Columbus McKinnon Corporation Pro forma TTM 9/30/16 sales Pro forma TTM 9/30/16 EBITDA(1) $616 164.0 $164 $780 CMCO STAHL Pro forma $75 $31 $11 $116 CMCO STAHL Synergies Pro forma Note: Stahl financials converted from EUR to USD at rate of 1.0588 as of 11/18/16 (1) EBITDA is a non-GAAP financial measure. Please see supplemental slides for a reconciliation from GAAP financial measures to the non-GAAP financial measures provided above (2) As a % of sales ($ in millions) ($ in millions) 15%(2) Strengthens Margin Profile

14 © 2017 Columbus McKinnon Corporation Purchase Price €224 million ($237 million); €230 million ($244 million) with earn-out Transaction Costs Fiscal 2017: $8 million - $9 million Restructuring Costs Fiscal 2018: Approximately $6 million Pension Liability $79 million unfunded planAnnual contributions: $2 million - $3 million per year Net Income Expectations Accretive: Fiscal 2018 $0.30 EPS (pre-purchase accounting & charges) Fiscal 2019 $0.47 EPS (pre-purchase accounting) Financing Common equity: $50 million Debt: $520 million first lien debt (incl. $75 mm revolver) Funds purchase price and refinances existing debt Transaction Close Expected to close on or about January 31, 2017 Transaction Overview

Financing

STAHL CraneSystems

Sources & Uses

Sources:	Amount	Uses:	Amount
New $75mm R/C Facility	$ 0.0	Purchase Price[1]	$ 243.5
New Term loan B-1st lien; LIBOR + 3.25-3.50%	445.0	Refinance Existing Debt	240.3
Cash equity proceeds	47.2	Est. Financing Expenses	17.0
Existing cash	16.6	Est. Transaction Costs	8.0
Total Sources	**$ 508.8**	**Total Uses**	**$ 508.8**

Pro Forma Capitalization

	9/30/2016 Reported	9/30/2016 Pro Forma
Cash and cash equivalents	$ 45.7	$ 29.1
Existing $225 million revolving credit facility due 2020	134.0	-
Existing $125 million term loan facility due 2020	106.3	-
New 5-year $75 million revolving credit facility	-	-
New 7-year $445 million Term loan B-1st lien; LIBOR + 3.25-3.50%	-	445.0
Total debt[2]	**240.3**	**445.0**
Total net debt[2]	**194.6**	**415.9**
Shareholders' equity	298.6	345.8
Total capitalization[2]	**$ 538.9**	**$ 790.8**
Debt/total capitalization	44.6%	56.3%
Net debt/net total capitalization	39.5%	54.6%
Net Debt/adjusted EBITDA[3]	2.6x	3.6x

Expected rate of debt reduction

- ✓ *$45 million - $50 million in FY18*
- ✓ *Ramping to $50 million - $55 million in FY19*
- ✓ *Targeting 3x Net Debt/EBITDA by end of FY18*

Covenant-lite

- ✓ *No leverage maintenance covenant*

[1] *EUR/USD 1.0588 as of 11/18/16*
[2] *Excludes $0.8 million of capital leases and unamortized debt issuance costs*
[3] *Debt to Adjusted EBITDA is a non-GAAP financial measure. Please see supplemental slides for a reconciliation of GAAP net income to adjusted EBITDA*

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© 2017 Columbus McKinnon Corporation

16 © 2017 Columbus McKinnon Corporation Recent Acquisition (Acquired September 2, 2015)

17 © 2017 Columbus McKinnon Corporation CMCO + Magnetek Leader in Intelligent Lifting Acquired America’s largest supplier of digital power and motion control systems for industrial cranes and hoists Strengthened value proposition  Industry leading power electronics technology with industry leading hoisting and rigging technology • “Smart hoists” with diagnostics — a drive on every hoist  Improves operational and energy efficiency, production through-put and safety • Products incorporate monitoring features to minimize downtime  Larger addressable market • Global opportunities for Magnetek products • Bringing smart power solutions to vertical markets Leading global hoist manufacturer

Technology Driven Solutions

MAGNETEK



Columbus McKinnon
Wire Rope Hoist
MONDEL®
Brake-by-wire braking subsystems
BLACK MAX® & BLUE MAX®
Inverter-duty motors
IMPULSE® &
OMNIPULSE™
Digital drive subsystems
ELECTROMOTIVE®
Festoon electrification systems
SCS®
Load swing-control
hardware and software
SBN/SBP2 Pendants
ENRANGE/TELEMOTIVE®
Radio remote crane
and hoist controls
Columbus McKinnon
End Trucks
ELECTROBAR®
Conductor bar electrification
products
LASERGUARD®/ReFLX®
Distance-detection & collision avoidance
sensors
Columbus McKinnon
Below Hook Rigging
Equipment

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© 2017 Columbus McKinnon Corporation

19 © 2017 Columbus McKinnon Corporation Strategic Initiatives

20 © 2017 Columbus McKinnon Corporation Geographic Expansion APAC Latin America EMEA From strength in China From strength in Mexico and Brazil From strength in Europe and S. Africa Leverage Existing Footprint

21 © 2017 Columbus McKinnon Corporation ($ in millions) Non U.S. Sales(1)Q2 FY2017 TTM Reported International Market Penetration $268.7 $253.3 $251.9 $244.0 $223.3 $219.4 $13.8 $13.2 $26.1 $55.4 $58.1 FY12 FY13 FY14 FY15 FY16 Q2 FY17 TTM As Reported FX Adjustment U.S. 64% Europe, Middle East & Africa 24% Canada 5% Latin America & Asia Pacific 7% (1) FY13 – Q2 FY17 TTM amounts are presented using FY12 FX rates $267.1 $265.1 $270.1 $278.7 $277.5 U.S. 58% Europe, Middle East & Africa 34% Other 8% Pro Forma with STAHL

Product Development

Stage	Focus
Market Needs	Strategic Product Management
Product Planning	Voice of Customer & Watch the Work; Knowledge Based
Product Development	Engineering Metrics
Market Feedback	Market Performance Metrics; Speed to Market

Recent Successes:



Yale LodeKing LT™ Wire Rope Hoist

- ✓ Ultra-low headroom
- ✓ Safety and performance features of Magnetek IMPULSE® Series 4 Drive



Yale ERGO360 Ratchet Lever Hoist

- ✓ Crank lever allows for 360° rotation
- ✓ 30% less force required
- ✓ 12x faster lifting speed
- ✓ Better operator posture & safety

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© 2017 Columbus McKinnon Corporation

23 © 2017 Columbus McKinnon Corporation Key Vertical Markets

24 © 2017 Columbus McKinnon Corporation Objectives FY16 Actual World Class Customer Satisfaction - Total 4.2 2.5 Internal Defect Rate 0.83% 0.75% Inventory Turns 3.6 6.0 On-time Deliveries 92.6% 98.0% Warranty Costs 0.48% 0.35% - 0.30% Productivity 32% +10% - +15% Safety RW/LT 1.89 0.50 CM Lean Business System Drives Continuous Improvement Operational Excellence

Global ERP System

Complete: 17% Global Revenue

Duff Norton, CMEP, CMIP, UK, Netherlands, Dubai, Brazil, France, Italy, Switzerland

FY 2017 | FY 2018 | FY 2019 | FY 2020

48% Global Revenue

83% Global Revenue

N.A. Hoist & Rigging

Magnetek/Stahl

Mexico, Unified, CES, STB

Global Master Data Governance & Clean Up

Note: All periods include STAHL revenue projection of $164 million

COLUMBUS McKINNON

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© 2017 Columbus McKinnon Corporation

26 © 2017 Columbus McKinnon Corporation Business Overview

27 © 2017 Columbus McKinnon Corporation Net Sales: Q2 FY2017 TTM U.S. market leader in hoists and controls  Leader in explosion-protected hoists with STAHL  Leader in drives and controls with Magnetek Broad Product Offering Hoists 48% Spare Parts 6% Rigging & Lifting Tools 12% Cranes 5% Acutators 10% Other 2% Drives/ Controls 17% Hoists 54% Spare Parts 8% Rigging & Lifting Tools 9% Cranes 6% Actuators 8% Other 2% Drives/ Controls 13% Reported Pro Forma with STAHL

28 © 2017 Columbus McKinnon Corporation From Lifting Products to Solutions Powered Chain Hoists Powered Wire Rope Hoists ATEX Explosion Protected Hoists

29 © 2017 Columbus McKinnon Corporation Q2 FY2017 TTM Net Sales: $ 615.8 million Extensive Distribution Channels 15,000 + distributors & end-user customers Extensive Market Channels US General Line Distributors 36% International General Line Distributors 29% Specialty Distributors 13% Pfaff International Direct 6% Crane End Users 3% OEM/Government 13% Market Channels  Launched digital platform CompassTM in Q2 FY2017  Online end-user platform, available 24/7  Crane builders design system to specific needs • Rapid quote • Drawings and specs • Direct order  Eliminates hours of engineering for channel partners and end users

30 © 2017 Columbus McKinnon Corporation $572.8 $604.9 $596.5 $605.7 $652.5 $673.9 $500 $550 $600 $650 $700 FY12 FY13 FY14 FY15 FY16 Q2 FY17 TTM Revenue Growth at Constant Currency ($ in millions) Net Sales Excluding FX Impact(1) (1) FY13 – Q2 FY17 TTM amounts are presented using FY12 FX rates. Please see supplemental slides for a reconciliation from Net Sales as reported to adjusted figures as presented above

31 © 2017 Columbus McKinnon Corporation Financial Overview

32 © 2017 Columbus McKinnon Corporation $174.2 $181.0 $181.6 $187.3 $194.5 FY13 FY14 FY15 FY16 Q2 FY17 TTM Adjusted Gross Profit & Margin(1) Gross Margin Expansion Adjusted Income from Operations & Margin(1) $54.4 $54.4 $54.6 $40.6 $46.6 FY13 FY14 FY15 FY16 Q2 FY17 TTM (1) Adjusted gross profit & margin for FY15, FY16 and Q2 FY17 TTM and adjusted income from operations & margin for FY14, FY15, FY16 and Q2 FY17 TTM as shown are adjusted to exclude unusual items and are non-GAAP financial measures. Please see supplemental slides for a reconciliation from GAAP financial measures to the non-GAAP financial measures provided above (2) Non-GAAP as a % of sales 32.0%(2)29.2% 31.0% 31.6%(2) 32.0%(2) 7.6% 9.6%(2) 9.8%(2) 9.0%(2) 8.2%(2) $1.7 $3.9 $197.1$191.2 $4.1 $2.4 $13.0 $57.0 $53.6 $50.7 AdjustmentsGross Profit Income from Operations Adjustments (non-GAAP)(non-GAAP) $183.3 $2.6 $56.0 $1.6 ($ in millions)

33 © 2017 Columbus McKinnon Corporation $48.0 $22.6 $(9.3) $9.8 $27.5 $8.7 $21.0 $30.3 FY09 FY10 FY11 FY12 FY13 FY14 FY15 FY16 (1) Operating free cash flow is defined as cash provided by operating activities minus capital expenditures (2) Fiscal 2010 and fiscal 2011 include $10.8 million and $4.5 million of cash payments related to restructuring charges, respectively (3) Guidance provided on October 28, 2016 Note: Operating free cash flow is a non-GAAP measure. See supplemental slides for operating free cash flow reconciliation and other important disclaimers regarding operating free cash flow Note: Cumulative operating free cash flow uses FY 2009 as a starting point Note: Figures for individual years may not add up to cumulative totals due to rounding ($ in millions) Operating Free Cash Flow (1) (2)(2) Strong Cash Generation Cumulative Operating Free Cash Flow (1) $48.0 $70.6 $61.3 $71.1 $98.6 $107.3 $128.3 $158.7 FY09 FY10 FY11 FY12 FY13 FY14 FY15 FY16  FY16 Op. FCF: $30.3 million  Expecting higher FCF in FY17  Full year of Magnetek  Lower CapEx in FY17: ~$6.5 million  Magnetek NOLs: cash taxes down ~$3 million  YTD Op. FCF of $17.2 million

34 © 2017 Columbus McKinnon Corporation $14.9 $20.8 $17.2 $22.3 $8.5 FY13 FY14 FY15 FY16 FY17E Low CapEx Requirements  Capital allocation priorities:  De-lever balance sheet  Strategic growth  Dividends  Base capital expenditure  ~$13 million to $15 million  Investments in productivity and capacity  Invested $20 million in SAP since FY11  Invested $6.4 million for China plant expansion (FY14 – FY15)  Expect $3 million to $4 million in SAP CapEx for FY18 (1) CapEx (1) Guidance provided on October 28, 2016 $16.0 FY17 YTD ($ in millions)

35 © 2017 Columbus McKinnon Corporation 18.3% 21.7% 20.8% 21.5% 21.2% FY13 FY14 FY15 FY16 Q2 FY17 TTM 50.5 52.9 49.2 49.2 48.1 FY13 FY14 FY15 FY16 Q2 FY17 TTM Working Capital as a Percent of Sales Days Sales Outstanding (1) Figure excludes the impact of the acquisition of Magnetek Focused on Improving Inventory Turns Days Payable Outstanding 31.1 29.2 29.4 30.8 27.7 FY13 FY14 FY15 FY16 Q2 FY17 TTM Inventory Turns 4.3x 4.5x 4.0x 3.6x 3.5x FY13 FY14 FY15 FY16 Q2 FY17 TTM (1)

36 © 2017 Columbus McKinnon Corporation $39.2 $152.7 $112.4 $77.9 17.4 (117.3) (228.6) (8.0) $45.7 Cash 3/31/09 Net Income D&A Borrowings Net of Payments & Financing Costs Working Capital Change & Other, Net Capital Expenditures Acquisitions Dividends Cash 9/30/16 Investing for Growth ($ in millions) Sources of Cash Uses of Cash Generating Cash Investing for Growth

ROIC Expected to Improve

Return on Invested Capital (ROIC)(1)



13.1%
12.4%
11.0%
8.2%
6.9%
FY13(2)
FY14 (3)
FY15 (4)
FY16 (5)
Q2 FY17(6) TTM

ROIC/WACC



1.2x
1.3x
1.1x
1.0x
0.8x
FY13
FY14
FY15
FY16
Q2 FY17 TTM

WACC(7)



11.1%
9.9%
10.1%
8.2%
8.2%
FY13
FY14
FY15
FY16
9/30/2016

(1) ROIC is defined as income from operations, net of 34% tax rate, for the trailing 12 months divided by the average of debt plus equity less cash (average capital) for the trailing 13 months.

(2) Average capital within the ROIC calculation for FY 2012 and FY 2013 removes the effect of the deferred tax asset valuation allowance, which was reversed in FY 2013.

(3) FY14 ROIC excludes $1.7 million of atypical M & A fees

(4) FY15 ROIC excludes $1.7 million of facility consolidation costs and $0.7 million of purchase accounting adjustments

(5) FY16 ROIC of 8.2% is adjusted to exclude $5.7 million of acquisition deal costs, $2.3 million of acquisition related severance, $2.0 million of purchase accounting adjustments, $1.4 million of facility consolidation costs, $1.1 million product liability settlement costs and $0.4 million of building impairment costs.

(6) Q2 FY17 TTM ROIC of 6.9% is adjusted to exclude $0.4 million of acquisition deal costs, $1.1 million of purchase accounting adjustments, $0.9 million of facility consolidation costs, $1.1 million product liability settlement costs, $0.4 million of building impairment costs and $0.2 million of lump sum pension costs.

(7) Source: Bloomberg

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© 2017 Columbus McKinnon Corporation

38 © 2017 Columbus McKinnon Corporation $152.3 $126.7 $267.6 $239.8 $445.0 FY14 FY15 FY16 9/30/2016 Pro forma W/STAHL $13.5 $12.4 $7.9 $10.2 Flexible Capital Structure ($ in millions) Cash and Cash Equivalents Total Debt Interest Expense $112.3 $63.1 $51.6 $45.7 $29.1 FY14 FY15 FY16 9/30/2016 Pro forma w/STAHL $291.3 $268.7 $286.3 $298.6 $345.8 FY14 FY15 FY16 9/30/2016 Pro forma w/STAHL 34.3% 32.0% 48.3% 44.5% 56.3% FY14 FY15 FY16 9/30/2016 Pro forma w/STAHL Shareholders’ Equity Debt/Total Capitalization (1) Reflects impact of foreign currency translation adjustment ($29.9 million) and change in pension liability and OPEB net of tax ($20.2 million) (2) 9/30/2016 interest expense of $10.2 million is for the trailing twelve month period ended 9/30/2016 (1) 2

39 © 2017 Columbus McKinnon Corporation Key Takeaways Leading US market share, strong brands, key vertical markets Magnetek and STAHL strengthen value proposition Broad products offering focused on safety and productivity Extensive market channels & growing global presence Improving margins & strong cash flow

40 © 2017 Columbus McKinnon Corporation Material Handling - Safely and Productively

© 2015 Columbus McKinnon Corporation. All Rights Reserved. Confidential and Proprietary.NASDAQ: CMCO Supplemental Information

42 © 2017 Columbus McKinnon Corporation $ in millions FY2012 FY2013 FY2014 FY2015 FY2016 Q2 FY17 TTM Sales $ 591.9 $ 597.3 $ 583.3 $ 579.6 $ 597.1 $ 615.8 Less sales from divested business (19.1) (6.2) - - - - Constant currency adjustment (using FY12 FX rates) - 13.8 13.2 26.1 55.4 58.1 Constant currency sales (using FY12 FX rates) $ 572.8 $ 604.9 $ 596.5 $ 605.7 $ 652.5 $ 673.9 Non-GAAP Reconciliations $ in millions FY2009 FY2010 FY2011 FY2012 FY2013 FY2014 FY2015 FY2016 Cash provided by operating activities $ 60.2 $ 29.9 $ 3.3 $ 23.6 $ 42.4 $ 29.5 $ 38.3 $ 52.6 Minus capital expenditures 12.2 7.2 12.5 13.8 14.9 20.8 17.2 22.3 Operating free cash flow $ 48.0 $ 22.6 $ (9.3) $ 9.8 $ 27.5 $ 8.7 $ 21.0 $ 30.3 Constant Currency Sales Reconciliation Operating Free Cash Flow Reconciliation Operating free cash flow is defined as cash provided by operating activities minus capital expenditures Columbus McKinnon believes that when used in conjunction with GAAP measures, operating free cash flow, which is a non-GAAP measure, assists in the understanding of Columbus McKinnon’s operating performance. NOTE: Components may not add up to totals due to rounding

Adjusted Gross Margin Reconciliation

$ in thousands	FY2013	FY2014	FY2015	FY2016	Q2 FY17 TTM
Gross Profit	$ 174,231	$ 181,048	$ 181,607	$ 187,263	$ 194,510
Add back:					
European facility consolidation costs and reduction-in-force	-	-	1,176	346	-
Acquisition inventory step-up expense	-	-	543	1,446	521
Acquisition amortization of backlog	-	-	-	581	581
Product liability costs for legal settlement	-	-	-	1,100	1,100
Building held for sale impairment charge	-	-	-	429	429
Non-GAAP adjusted gross profit	$ 174,231	$ 181,048	$ 183,326	$ 191,165	$ 197,141
Sales	$ 597,263	$ 583,290	$ 579,643	$ 597,103	$ 615,764
Add back:					
Acquisition amortization of backlog	-	-	-	581	581
Non-GAAP sales	$ 597,263	$ 583,290	$ 579,643	$ 597,684	$ 616,345
Adjusted gross margin	29.2%	31.0%	31.6%	32.0%	32.0%

Adjusted gross profit is defined as gross profit as reported, adjusted for unusual items. Adjusted gross profit is not a measure determined in accordance with generally accepted accounting principles in the United States, commonly known as GAAP, and may not be comparable to the measure as used by other companies. Nevertheless, Columbus McKinnon believes that providing non-GAAP information such as adjusted gross profit is important for investors and other readers of the Company's financial statements, and assists in understanding the comparison of the current quarter's gross profit to the historical period's gross profit.

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© 2017 Columbus McKinnon Corporation

Adjusted Operating Margin Reconciliation

$ in thousands	FY2013	FY2014	FY2015	FY2016	Q2 FY17 TTM
Income from operations	$ 54,371	$ 54,350	$ 54,648	$ 40,570	$ 46,587
Add back:					
Acquisition deal costs	-	1,657	-	5,746	414
European facility consolidation costs	-	-	1,726	585	-
Acquisition related severance costs	-	-	-	2,300	-
Acquisition inventory step-up expense & real estate transfer taxes	-	-	659	1,446	521
Acquisition amortization of backlog	-	-	-	581	581
Product liability costs for legal settlement	-	-	-	1,100	1,100
Building held for sale impairment charge	-	-	-	429	429
North American facility consolidation costs	-	-	-	859	859
Canadian pension lump sum settlements	-	-	-	-	247
Non-GAAP adjusted income from operations	$ 54,371	$ 56,007	$ 57,033	$ 53,616	$ 50,738
Sales	$ 597,263	$ 583,290	$ 579,643	$ 597,103	$ 615,764
Acquisition amortization of backlog	-	-	-	581	581
Non-GAAP sales	$ 597,263	$ 583,290	$ 579,643	$ 597,684	$ 616,345
Adjusted operating margin	9.1%	9.6%	9.8%	9.0%	8.2%

Adjusted operating income is defined as operating income as reported, adjusted for unusual items. Adjusted operating income is not a measure determined in accordance with generally accepted accounting principles in the United States, commonly known as GAAP, and may not be comparable to the measure as used by other companies. Nevertheless, Columbus McKinnon believes that providing non-GAAP information such as adjusted operating income is important for investors and other readers of the Company's financial statements, and assists in understanding the comparison of the current quarter's operating income to the historical period's operating income.

COLUMBUS McKINNON CORPORATION
44
© 2017 Columbus McKinnon Corporation

45 © 2017 Columbus McKinnon Corporation $ in thousands 9/30/15 TTM 9/30/16 TTM Operating income $ 43,311 $ 46,587 Add back: Canadian pension lump sum settlements - 247 Acquisition deal costs 5,332 414 European facility consolidation costs 2,311 - Acquisition related severance costs 2,300 - Acquisition inventory step-up expense & real estate transfer taxes 1,435 521 Acquisition amortization of backlog - 581 Product liability costs for legal settlement - 1,100 Building held for sale impairment charge - 429 North American facility consolidation costs - 859 Depreciation & amortization 15,766 23,938 Non-GAAP adjusted EBITDA $ 70,455 $ 74,676 Period ending net debt $ 250,600 $ 194,096 Net debt / adjusted EBITDA 3.6x 2.6x Debt / EBITDA Reconciliation

46 © 2017 Columbus McKinnon Corporation Pro Forma Combined EBITDA Reconciliation $ in thousands 9/30/16 TTM CMCO Net income: $ 26,333 Add back: Interest expense 10,215 Investment income (597) Foreign currency exchange gain/loss 158 Other income, net (392) Income tax expense 10,870 Depreciation & amortization 23,938 Canadian pension lump sum settlements 247 Product liability costs for legal settlement 1,100 Building held for sale impairment charge 429 North America facility consolidation & reduction in force costs 859 Acquisition deal costs 414 Acquisition inventory step-up expense 521 Acquisition amortization of backlog 581 CMCO Adjusted EBITDA $ 74,676 Synergies 10,700 STAHL1 EBITDA 31,000 Pro forma combined Adjusted EBITDA $ 116,376 1Stahl financials converted from EUR to USD at rate of 1.07 2 Excludes $0.8 million of capital leases and unamortized debt issuance costs CMCO sales: $616M STAHL sales: $166M Pro forma sales: $782M Pro forma EBITDA margin: 15% Pro forma Net Debt2: $415.9M Pro forma Net Debt/EBITDA 3.6X

47 © 2017 Columbus McKinnon Corporation 77% 78% 79% 80% 81% 82% 83% 74% 75% 76% 77% 78% 79% 80% All Manufacturing Total Source: The Federal Reserve Board Eurozone Capacity UtilizationU.S. Capacity Utilization Source: European Commission 82.3% in Q3 FY2017 75.4% (Manufacturing) & 75.0% (Total) in November 2016 Industrial Capacity Utilization

48 © 2017 Columbus McKinnon Corporation Established Global Presence